                                                                    Exhibit 10.1


                                SECOND AMENDMENT

                                                      Dated as of April 23, 1998

To the banks, financial institutions and other institutional lenders
       (collectively, the "Lender Parties") parties to the Credit Agreement referred to below and to NationsBank, N.A., as administrative agent (the "Administrative Agent") for the Lenders

Ladies and Gentlemen:

                  We refer to the Credit Agreement dated as of October 31, 1997, as amended by the Letter Amendment dated as of January 14, 1998 (as so amended, the "Credit Agreement"), among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                  It is hereby agreed by you and us as follows:

                  The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso in the definition of "Leverage Ratio" and replacing such proviso with the following:

                  "provided, however, that for the fiscal quarter of the Borrower ended January 31, 1998 and for the fiscal quarters ending on April 30, 1998 and July 31, 1998, Consolidated EBITDA for the fiscal quarters then ended shall be the actual Consolidated EBITDA for the period since November 1, 1997 multiplied by a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters that have elapsed since November 1, 1997."

                  (b) The definition of "Applicable Margin" in Section 1.01 is hereby amended in full to read as follows:

                  "`Applicable Margin' means a percentage per annum determined by the Leverage Ratio as set forth below:

                                       2

                       Eurodollar Rate Advances         Alternate Base Rate Advances
                       ------------------------         ----------------------------
Level I
less than 2.00:1                1.375%                          0.375%

Level II
2.00:1 or greater,
but less than 2.50:1            1.625%                          0.625%

Level III
2.50:1 or greater,
but less than 3.00:1             2.00%                          1.00%



         The Applicable Margin for each Alternate Base Rate Advance shall be determined by reference to the ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the ratio in effect on the first day of each Interest Period for such Advance, provided, however, that no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.03(c) or (d) and a certificate of the chief financial officer of the Borrower demonstrating such ratio".

                  (c) Section 2.05(b)(ii) is hereby replaced in its entirety with the phrase "[Intentionally Omitted]".

                  (d) Section 2.14 of the Credit Agreement is hereby amended by adding to the end thereof the phrase "and to finance the purchase or other acquisition of capital stock of the Borrower permitted by Section 5.02(g)".

                  (e) Section 5.02(g) of the Credit Agreement is hereby amended by adding to the end thereof the following clause to the end of the first sentence thereof:

                           "and (iv) the Borrower may purchase or otherwise acquire its capital stock in an aggregate amount not to exceed $20,000,000 from and after April 30, 1998."

                  (f) Section 5.04(a) of the Credit Agreement is hereby amended by replacing the chart therein with the following chart:

                      "Quarter Ending On                       Minimum EBITDA
                      ------------------                       --------------

                      April 30, 1998                             $ 9,100,000

                      July 31, 1998                              $10,800,000

                      October 31, 1998                           $13,400,000

                      January 31, 1998 and
                      thereafter                                $13,800,000."


                  (g) Section 5.04(f) of the Credit Agreement shall be amended by adding to the end thereof the following proviso:

                           "; provided, however, that, in calculating the net worth of the Borrower in accordance with the provisions of this Section 5.04(f), any purchase or other acquisition of capital stock of the Borrower permitted by the provisions of Section 5.02(g) shall be excluded."

                  This Second Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Second Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Second Amendment, and the consent attached hereto executed by the Loan Parties (other than the Borrower). This Second Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  On and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

                  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended this Second Amendment. The execution, delivery and effectiveness of this Letter Amendment, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Second Amendment to Maura E. O'Sullivan, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        PHP HEALTHCARE
                                           CORPORATION

                                        By /s/ Anthony M. Picini
                                              --------------------------------
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

Agreed as of the date first above written:

NATIONSBANK, N.A.
  as Administrative Agent and as Lender

By /s/ Kevin Wagley
  ----------------------------
  Title: Vice President

                                     CONSENT

                                                     Dated as of April 23, 1998

         Each of the undersigned, as a Loan Party under the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Letter Amendment) hereby consents to such Second Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Second Amendment, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Amendment, each reference in each such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Second Amendment, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).

                          HEALTH COST CONSULTANTS, INC.

                                            By  /s/ Anthony M. Picini
                                                -------------------------------
                                                Title: Chief Financial Officer
                                                Address:

                                            PHP/CHE, INC.

                                            By  /s/ Anthony M. Picini
                                                -------------------------------
                                                Title: Chief Financial Officer
                                                Address:

                                            PHP/IHS, INC.

                                            By  /s/ Anthony M. Picini
                                                -------------------------------
                                                Title: Chief Financial Officer
                                                Address:

                                            PHP LOUISIANA, INC.

                                            By  /s/ Anthony M. Picini
                                                -------------------------------
                                                Title: Chief Financial Officer
                                                Address:

                                            PHP NJ MSO, INC.

                                            By  /s/ Anthony M. Picini
                                                -------------------------------
                                                Title: Chief Financial Officer
                                                Address:

                                            PINNACLE HEALTH ENTERPRISES, L.L.C.

                                            By PHP HEALTHCARE CORPORATION
                                               as Member

                                            By  /s/ Anthony M. Picini
                                                -------------------------------
                                                Title: Chief Financial Officer
                                                Address:

                                            By  PHP NJ MSO, Inc.
                                                as Member

                                            By  /s/ Anthony M. Picini
                                                -------------------------------
                                                Title: Chief Financial Officer
                                                Address: